UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On March 16, 2015, Quicksilver Resources Inc. (the “Company”), the Company’s wholly owned subsidiary, Quicksilver Resources Canada Inc. (the “Quicksilver Canada”), and the guarantors party thereto entered into a Waiver and Forbearance Agreement (the “Forbearance Agreement”) with JPMorgan Chase Bank, N.A., as global administrative agent (the “Global Administrative Agent”), JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent (the “Canadian Administrative Agent” and, together with the Global Administrative Agent, the “Administrative Agents”) and the lenders party thereto relating to that certain Amended and Restated Credit Agreement dated as of December 22, 2011 by and among the Company, as borrower, the guarantors party thereto, the Global Administrative Agent, and the lenders party thereto (as amended, supplemented or modified, the “U.S. Credit Agreement”) and that certain Amended and Restated Credit Agreement dated as of December 22, 2011 by and among the Company, as parent, Quicksilver Canada, as borrower, the Canadian Administrative Agent, and the lenders parties thereto (as amended, supplemented or modified, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”). Under the Forbearance Agreement, the Administrative Agents and the requisite lenders agreed to, among other things, forbear from exercising all of their rights and remedies in connection with specified defaults under the Canadian Credit Agreement related to the chapter 11 filings described in Item 1.03 of this Current Report on Form 8-K and to waive compliance with certain specified terms and conditions relating to the renewal of outstanding evergreen letters of credit under the Combined Credit Agreements until the earlier of (i) June 16, 2015, (ii) the commencement against Quicksilver Canada or certain specified Canadian subsidiary guarantors (collectively, the “Non-Filers”) of any litigation in which amounts involved, individually or in the aggregate, equal or exceed $5,000,000, that could reasonably be expected to have a material adverse effect on the validity or enforceability of the Canadian loan documents, the rights and remedies of the Canadian Administrative Agent and the Canadian secured parties under the Canadian loan documents and applicable law, or the business, operations, property or financial condition of the Non-Filers, taken as a whole, (iii) the acceleration of, or any other exercise of any rights or remedies in respect of, any other indebtedness of any Non-Filer the outstanding principal amount of which exceeds, individually or in the aggregate for such Non-Filer, $5,000,000, (iv) any Non-Filer taking any action to challenge the validity or enforceability of the Forbearance Agreement or any other Canadian loan document or any provision of the Forbearance Agreement or such documents, (v) the commencement by any Non-Filer of proceedings under bankruptcy, insolvency, receivership, restructuring or similar law, (vi) the occurrence of any termination event under the cash collateral order of the Bankruptcy Court (as defined in Item 1.03 of this Current Report on Form 8-K), (vii) a breach of Quicksilver Canada’s obligations to cooperate in the granting of fixed liens on its property under the Canadian Credit Agreement, (viii) any failure by Quicksilver Canada to pay interest on the loans under the Canadian Credit Agreement at the applicable rate, and (ix) any failure by the Company to pay interest on the loans under the U.S. Credit Agreement at the applicable rate in accordance with the terms of the cash collateral order and the Forbearance Agreement.

The foregoing description is a summary of the material terms of the Forbearance Agreement and does not purport to be complete, and is qualified in its entirety by reference to the

Forbearance Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 1.03.    Bankruptcy or Receivership.

On March 17, 2015, the Company and its subsidiaries, Barnett Shale Operating LLC, Cowtown Drilling, Inc., Cowtown Gas Processing L.P., Cowtown Pipeline Funding, Inc., Cowtown Pipeline L.P., Cowtown Pipeline Management, Inc., Makarios Resources International Holdings LLC, Makarios Resources International Inc., QPP Holdings LLC, QPP Parent LLC, Quicksilver Production Partners GP LLC, Quicksilver Production Partners LP, and Silver Stream Pipeline Company LLC (collectively with the Company, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to restructure their debt obligations and capital structure.  The Debtors’ chapter 11 cases are being jointly administered under the caption and case number, In re: Quicksilver Resources Inc., et. al., Case No. 15-10585 (Jointly Administered) (the “Bankruptcy Case”).  All documents filed with the Bankruptcy Court are available for inspection at www.gcginc.com/cases/kwk. Information available on, or that can be accessed through, such website is not part of this Current Report on Form 8-K. The Debtors plan to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On March 17, 2015, the Company issued a press release announcing the filing of the chapter 11 petitions, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statements

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Bankruptcy Case will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Bankruptcy Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

A plan of reorganization or liquidation may result in holders of the Company’s common stock receiving little or no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

Item 2.02.    Results of Operations and Financial Condition.

On March 9, 2015, the Company provided the presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K to the Company’s second lien lenders and noteholders that entered into non-disclosure agreements with the Company and their respective advisors and representatives in connection with discussions regarding, among other things, the potential terms under which the Company’s indebtedness could be restructured as further described in Item 7.01 of this Current Report on Form 8-K.

Non-GAAP Financial Information

The attached presentation includes references to EBITDA. In analyzing and planning our business, management supplements use of financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization ("EBITDA"). EBITDA reflects an additional way of viewing aspects of our business that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting its business. Management believes EBITDA provides a meaningful representation of our operating performance and another way to measure financial performance on an ongoing basis. Because EBITDA is a financial measure that management uses to allocate resources, determine our ability to fund capital expenditures, assess performance against our peers and evaluate overall financial performance, management believes it provides useful information for our investors.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation under an Off-Balance Sheet Arrangement.

The filing of the chapter 11 petitions on March 17, 2015 constituted an event of default and triggered the acceleration of a direct financial obligation as follows:

•
Under the U.S. Credit Agreement, the commitment of the lenders to make loans automatically terminated and the unpaid principal amount of all outstanding loans and interest and other amounts thereunder became automatically due and payable as a result of the filing of the chapter 11 petitions. As of March 17, 2015, the obligations under the credit agreement included aggregate principal amount outstanding of $137 million, plus accrued and unpaid interest and other payments.

•
Under the Canadian Credit Agreement, the commitment of the lenders to make loans automatically terminated and the unpaid principal amount of all outstanding loans and interest and other amounts thereunder became automatically due and payable as a result of the filing of the chapter 11 petitions. As of March 17, 2015, the obligations under the credit agreement included aggregate principal amount outstanding of $98 million, plus accrued and unpaid interest and other payments.

•
Under the senior secured second lien term loan agreement among the Company, the lenders party thereto and Credit Suisse AG, as administrative agent, effective June 21, 2013, the commitment of the lenders to make loans automatically terminated and the unpaid principal amount of all outstanding loans and interest and other amounts thereunder became automatically due and payable as a result of the filing of the chapter 11 petitions. As of March 17, 2015, the obligations under the credit agreement included aggregate principal amount outstanding of $625 million, plus accrued and unpaid interest and other payments.

•
Under the second lien Indenture dated June 21, 2013 among the Company, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee and second lien collateral agent, governing the Company’s variable interest rate senior secured second lien notes due 2019, all of the outstanding notes became due and payable immediately as a result of the filing of the chapter 11 petitions. As of March 17, 2015, there was aggregate principal amount outstanding of $200 million, plus accrued and unpaid interest and other payments on the outstanding second lien notes.

•
Under the Indenture dated December 22, 2005 among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, as supplemented, governing the Company’s 9.125% senior notes due 2019, all of the outstanding notes became due and payable immediately as a result of the filing of the chapter 11 petitions. As of March 17, 2015, there was aggregate principal amount outstanding of $298 million, plus accrued and unpaid interest and other payments on the outstanding notes due 2019.

•
Under the Indenture dated June 21, 2013 among the Company, the subsidiary guarantors named therein and Delaware Trust Company, as trustee, governing the Company’s 11.00% senior notes due 2021, all of the outstanding notes became due and payable immediately as a result of the filing of the chapter 11 petitions. As of March 17, 2015, there was aggregate principal amount outstanding of $325 million, plus accrued and unpaid interest and other payments on the outstanding notes due 2021.

•
Under the Indenture dated December 22, 2005 among the Company, the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee, governing the Company’s 7.125% senior subordinated notes due 2016, subject to the subordination provisions contained therein, all of the outstanding notes became due and payable immediately as a result of the filing of the chapter 11 petitions. As of March 17, 2015, there was aggregate principal amount outstanding of $350 million, plus accrued and unpaid interest and other payments on the outstanding senior subordinated notes.

Any efforts to enforce the payments or other obligations under these agreements or instruments against the Debtor's assets are currently stayed as a result of the filing of the chapter 11 petitions.

Item 7.01.    Regulation FD.

The Company has been engaged in discussions with the Company’s second lien lenders and noteholders and their respective advisors and representatives regarding, among other things, the potential terms under which the Company’s indebtedness could be restructured. In connection with these discussions, on March 9, 2015, the Company provided unaudited financial information, projections, operational data, and other information to the second lien lenders and noteholders that entered into non-disclosure agreements with the Company and their respective advisors and representatives. The unaudited financial information, projections, operational data, and other information, which are included in the presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K, were prepared solely in connection with these discussions and are being furnished only because they were provided to such parties. The information was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections.

The projections were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects and thus subject to interpretation. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate.

It is expected that there will be differences between actual and projected results, and the differences may be material, if actual events adversely differ from one or more of our key assumptions or due to the occurrence of unforeseen events occurring subsequent to the preparation of the projections. The inclusion of the projections in the presentation should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Exchange Act, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2013, filed with the SEC on March 18, 2014 and other SEC filings for a discussion of material risk factors and additional information on factors which may cause the Company’s future results to materially vary from such forward-looking statements. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Waiver and Forbearance Agreement, dated March 16, 2015, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc., the guarantors party thereto and the agents and lenders party thereto
99.1	Press Release dated March 17, 2015.
99.2	Release of Private Information - March 2015 Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Vanessa Gomez LaGatta
Vanessa Gomez LaGatta
Senior Vice President – Chief Financial Officer and Treasurer

Date: March 17, 2015

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Waiver and Forbearance Agreement, dated March 16, 2015, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc., the guarantors party thereto and the agents and lenders party thereto
99.1	Press Release dated March 17, 2015.
99.2	Release of Private Information - March 2015 Presentation